Quarterly Holdings Report
for
Fidelity® Limited Term Securitized Completion Fund
November 30, 2024
LTS-NPRT1-0125
1.9911980.100
Asset-Backed Securities - 58.0%
	Principal Amount (a)	Value ($)
CANADA - 0.5%
Chesapeake Funding II LLC Series 2023-2A Class A1, 6.16% 10/15/2035 (b)	141,906	143,867
UNITED STATES - 57.5%
Affirm Asset Securitization Trust Series 2024-A Class 1A, 5.61% 2/15/2029 (b)	200,000	201,328
American Express Credit Account Master Trust Series 2023-1 Class A, 4.87% 5/15/2028	100,000	100,523
American Express Credit Account Master Trust Series 2024-1 Class A, 5.23% 4/15/2029	625,000	636,298
American Express Credit Account Master Trust Series 2024-2 Class A, 5.24% 4/15/2031	400,000	413,116
American Express Credit Account Master Trust Series 2024-3 Class A, 4.65% 7/15/2029	900,000	904,740
Ari Fleet Lease Trust 2024-B Series 2024-B Class A2, 5.54% 4/15/2033 (b)	100,000	100,751
Bank of America Credit Card Master Trust Series 2024-A1 Class A, 4.93% 5/15/2029	300,000	303,533
Capital One Multi-Asset Execution Trust Series 2019-A3 Class A3, 2.06% 8/15/2028	300,000	288,052
CarMax Select Receivables Trust Series 2024-A Class A3, 5.4% 11/15/2028	75,000	75,927
Chase Issuance Trust Series 2023-A1 Class A, 5.16% 9/15/2028	374,000	378,638
Chase Issuance Trust Series 2024-A1 Class A, 4.6% 1/16/2029 (c)	100,000	100,414
Citibank Credit Card Issuance Trust Series 2017-A6 Class A6, CME Term SOFR 1 month Index + 0.8845%, 5.4922% 5/14/2029 (c)(d)	1,000,000	1,012,502
Citigroup Commercial Mortgage Trust Series 2017-C4 Class A4, 3.471% 10/12/2050	100,000	96,046
Citizens Auto Receivables Trust Series 2024-1 Class A3, 5.11% 4/17/2028 (b)	250,000	251,499
Dell Equip Fin Trust Series 2024-2 Class A3, 4.59% 8/22/2030 (b)	100,000	100,036
Dell Equipment Finance Trust Series 2023-2 Class A3, 5.65% 1/22/2029 (b)	205,000	206,212
Discover Card Execution Note Trust Series 2022-A4 Class A, 5.03% 10/15/2027	200,000	200,788
DLLAD Series 2023-1A Class A3, 4.79% 1/20/2028 (b)	285,000	285,394
DLLAD Series 2024-1A Class A3, 5.3% 7/20/2029 (b)	400,000	406,628
Enterprise Fleet Financing LLC Series 2024-3 Class A3, 4.98% 8/21/2028 (b)	250,000	252,061
Enterprise Fleet Financing LLC Series 2024-4 Class A3, 4.56% 11/20/2028 (b)	50,000	49,972
Enterprise Fleet Financing Series 2024-2 Class A2, 5.74% 12/20/2026 (b)	144,000	145,242
Ford Credit Auto Owner Trust Series 2021-1 Class A, 1.37% 10/17/2033 (b)	550,000	526,230
Ford Credit Auto Owner Trust Series 2021-2 Class A, 1.53% 5/15/2034 (b)	300,000	282,850
Ford Credit Auto Owner Trust Series 2022-1 Class A, 3.88% 11/15/2034 (b)	800,000	786,592
Ford Credit Auto Owner Trust Series 2023-2 Class A, 5.28% 2/15/2036 (b)	100,000	102,509
Ford Credit Auto Owner Trust Series 2024-1 Class A, 4.87% 8/15/2036 (b)	400,000	404,186
Ford Credit Floorplan Master Owner Trust A Series 2024-1 Class A1, 5.29% 4/15/2029 (b)	400,000	406,834
FORDO Series 2024-B Class A3, 5.1% 4/15/2029	342,000	346,598
GM Financial Revolving Receivables Trust Series 2021-1 Class A, 1.17% 6/12/2034 (b)	1,000,000	941,263
GM Financial Revolving Receivables Trust Series 2023-1 Class A, 5.12% 4/11/2035 (b)	300,000	304,889
Gmf Floorplan Owner Revolving Tr Series 2023-1 Class A2, U.S. 30-Day Avg. SOFR Index + 1.15%, 5.9556% 6/15/2028 (b)(c)(d)	400,000	403,296
Gmf Floorplan Owner Revolving Tr Series 2023-1 Class B, 5.73% 6/15/2028 (b)	115,000	116,162
Gmf Floorplan Owner Revolving Tr Series 2024-1A Class A1, 5.13% 3/15/2029 (b)	175,000	177,168
Greensky Home Improvement Trust Series 2024-2 Class A2, 5.25% 10/27/2059 (b)	200,000	200,232
HPEFS Equipment Trust Series 2024-2A Class A3, 5.36% 10/20/2031 (b)	100,000	101,012
Kubota Credit Owner Trust Series 2024-2A Class A3, 5.26% 11/15/2028 (b)	1,000,000	1,015,939
Marlette Funding Trust Series 2024-1A Class A, 5.95% 7/17/2034 (b)	114,906	115,397
Merchants Fleet Funding LLC Series 2023-1A Class A, 7.21% 5/20/2036 (b)	116,641	118,248
Merchants Fleet Funding LLC Series 2024-1A Class A, 5.82% 4/20/2037 (b)	100,000	100,866
Oportun Funding Trust Series 2024-3 Class A, 5.26% 8/15/2029 (b)	92,373	92,396
SBNA Auto Lease Trust Series 2024-C Class A3, 4.56% 2/22/2028 (b)	4,000	3,995
Toyota Auto Loan Extended Note Trust Series 2022-1A Class A, 3.82% 4/25/2035 (b)	500,000	491,479
USAA Auto Owner Trust Series 2024-A Class A3, 5.03% 3/15/2029 (b)	180,000	181,809
Verizon Master Trust Series 2023-4 Class A1A, 5.16% 6/20/2029	1,000,000	1,009,771
Verizon Master Trust Series 2024-8 Class A1A, 4.62% 11/20/2030	500,000	500,275
Volkswagen Auto Loan Enhanced Trust 2023-2 Series 2023-2 Class A3, 5.48% 12/20/2028	1,000,000	1,016,667
Volvo Financial Equipment LLC Series 2024-1A Class A3, 4.29% 10/16/2028 (b)	200,000	198,126
Wells Fargo Card Issuance Trust Series 2024-A1 Class A, 4.94% 2/15/2029	400,000	404,368
Wells Fargo Card Issuance Trust Series 2024-A2 Class A, 4.29% 10/15/2029	110,000	109,564
Wheels Fleet Lease Funding 1 LLC Series 2023-2A Class A, 6.46% 8/18/2038 (b)	172,073	175,230
TOTAL UNITED STATES		17,143,651
TOTAL ASSET-BACKED SECURITIES (Cost $17,276,237)		17,287,518

Collateralized Mortgage Obligations - 8.9%
	Principal Amount (a)	Value ($)
UNITED STATES - 8.9%
Bravo Residential Funding Trust Series 2023-RPL1 Class A1, 5% 5/25/2063 (b)	82,443	81,715
CFMT LLC Series 2024-HB15 Class A, 4% 8/25/2034 (b)(c)	87,852	86,236
CFMT LLC Series 2024-R1 Class A1, 4% 10/25/2054 (b)	469,585	456,330
MFRA Trust Series 2024-RPL1 Class A1, 4.25% 2/25/2066 (b)(c)	96,746	90,267
Onity Loan Investment Trust 2024-Hb2 Series 2024-HB2 Class A, 5% 8/25/2037 (b)	331,762	329,811
PRPM LLC Series 2021-10 Class A1, 5.487% 10/25/2026 (b)(c)	838,800	835,787
PRPM LLC Series 2024-RCF4 Class A1, 4% 7/25/2054 (b)	133,038	129,087
PRPM LLC Series 2024-RCF6 Class A1, 4% 10/25/2054 (b)(c)	190,334	183,740
PRPM LLC Series 2024-RPL4 Class A1, 4% 12/25/2054 (b)(e)	500,000	480,300
TOTAL UNITED STATES		2,673,273
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,679,119)		2,673,273

Commercial Mortgage Securities - 26.2%
	Principal Amount (a)	Value ($)
UNITED STATES - 26.2%
BANK Series 2017-BNK5 Class A4, 3.131% 6/15/2060	24,324	23,333
BANK Series 2017-BNK8 Class A3, 3.229% 11/15/2050	147,580	141,835
BANK Series 2020-BN26 Class ASB, 2.313% 3/15/2063	800,000	750,241
BBCMS Mortgage Trust Series 2022-C14 Class ASB, 2.901% 2/15/2055	190,000	174,719
Benchmark Mortgage Trust Series 2018-B4 Class ASB, 4.059% 7/15/2051	18,485	18,287
Benchmark Mortgage Trust Series 2018-B7 Class A4, 4.51% 5/15/2053	300,000	293,438
Benchmark Mortgage Trust Series 2019-B12 Class A5, 3.1156% 8/15/2052	150,000	137,849
Benchmark Mortgage Trust Series 2024-V9 Class A3, 5.6019% 8/15/2057	100,000	102,521
BX Commercial Mortgage Trust Series 2021-PAC Class A, CME Term SOFR 1 month Index + 0.8036%, 5.4126% 10/15/2036 (b)(c)(d)	100,000	99,532
BX Commercial Mortgage Trust Series 2024-MDHS Class A, 6.2506% 5/15/2041 (b)(c)	219,937	220,624
BX Commercial Mortgage Trust Series 2024-XL5 Class A, CME Term SOFR 1 month Index + 1.3917%, 6.0009% 3/15/2041 (b)(c)(d)	183,786	184,303
BX Trust Series 2021-LBA Class AJV, CME Term SOFR 1 month Index + 0.9145%, 5.5245% 2/15/2036 (b)(c)(d)	200,000	199,940
BX Trust Series 2024-CNYN Class A, CME Term SOFR 1 month Index + 1.4419%, 6.0512% 4/15/2041 (b)(c)(d)	95,599	95,718
Citigroup Commercial Mortgage Trust Series 2017-P8 Class A3, 3.203% 9/15/2050	400,000	385,776
DBJPM Mortgage Trust Series 2016-C1 Class A3A, 3.015% 5/10/2049	71,372	69,671
DTP Coml Mtg Trust Series 2023-STE2 Class A, 6.038% 1/15/2041 (b)(c)	303,000	309,104
Freddie Mac Multifamily Structured pass-thru certificates Series 2017-K066 Class A2, 3.117% 6/25/2027	200,000	193,653
Freddie Mac Multifamily Structured pass-thru certificates Series 2017-K068 Class A2, 3.244% 8/25/2027	200,000	193,797
Freddie Mac Multifamily Structured pass-thru certificates Series 2017-K070 Class A2, 3.303% 11/25/2027	200,000	193,777
Freddie Mac Multifamily Structured pass-thru certificates Series 2018-K077 Class A2, 3.85% 5/25/2028	100,000	98,025
Freddie Mac Multifamily Structured pass-thru certificates Series 2018-K084 Class A2, 3.78% 10/25/2028	100,000	97,469
Freddie Mac Multifamily Structured pass-thru certificates Series 2019-K735 Class A2, 2.862% 5/25/2026	241,382	235,840
Freddie Mac Multifamily Structured pass-thru certificates Series 2022-K748 Class A2, 2.26% 1/25/2029	300,000	275,452
Freddie Mac Multifamily Structured pass-thru certificates Series 2024-K755 Class A2, 5.203% 2/25/2031	200,000	206,876
GS Mortgage Securities Trust Series 2015-GC30 Class A4, 3.382% 5/10/2050	199,595	197,918
GS Mortgage Securities Trust Series 2018-GS10 Class A5, 4.155% 7/10/2051	150,000	144,047
GS Mortgage Securities Trust Series 2018-GS10 Class AAB, 4.106% 7/10/2051	211,706	209,149
GS Mortgage Securities Trust Series 2018-GS9 Class A4, 3.992% 3/10/2051	360,000	347,875
ILPT Trust Series 2019-SURF Class A, 4.145% 2/11/2041 (b)	150,000	143,953
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class ASB, 3.4743% 12/15/2049	161,571	159,236
MHC Commercial Mortgage Trust Series 2021-MHC Class A, CME Term SOFR 1 month Index + 0.9154%, 5.5244% 4/15/2038 (b)(c)(d)	121,884	121,732
Morgan Stanley Capital I Trust Series 2018-H4 Class A4, 4.31% 12/15/2051	285,000	277,060
Morgan Stanley Capital I Trust Series 2024-NSTB Class A, 3.9% 9/24/2057 (b)(c)	59,723	57,580
OPG Trust Series 2021-PORT Class A, CME Term SOFR 1 month Index + 0.5985%, 5.2085% 10/15/2036 (b)(c)(d)	255,550	254,272
SREIT Trust Series 2021-MFP Class A, CME Term SOFR 1 month Index + 0.8453%, 5.4546% 11/15/2038 (b)(c)(d)	287,059	286,847
UBS Commercial Mortgage Trust Series 2017-C5 Class ASB, 3.345% 11/15/2050	120,661	118,116
UBS Commercial Mortgage Trust Series 2019-C18 Class A4, 3.0352% 12/15/2052	200,000	181,265
Wells Fargo Coml Mtg Tr 2024-Grp Series 2024-GRP Class B, CME Term SOFR 1 month Index + 2.2906%, 6.8999% 10/15/2041 (b)(c)(d)	100,000	99,959
Wells Fargo Commercial Mortgage Trust Series 2015-C26 Class A4, 3.166% 2/15/2048	71,022	70,763
Wells Fargo Commercial Mortgage Trust Series 2018-C46 Class A4, 4.152% 8/15/2051	50,000	48,250
Wells Fargo Commercial Mortgage Trust Series 2019-C51 Class ASB, 3.16% 6/15/2052	90,867	87,267
Wells Fargo Commercial Mortgage Trust Series 2021-C61 Class ASB, 2.525% 11/15/2054	25,000	22,705
Wells Fargo Commercial Mortgage Trust Series 2024-GRP Class A, CME Term SOFR 1 month Index + 1.7913%, 6.4006% 10/15/2041 (b)(c)(d)	100,000	99,962
Wells Fargo Commercial Mortgage Trust Series 2024-MGP Class A11, CME Term SOFR 1 month Index + 1.9907%, 6.6% 8/15/2041 (b)(c)(d)	100,000	100,169
Wells Fargo Commercial Mortgage Trust Series 2024-MGP Class A12, CME Term SOFR 1 month Index + 1.6912%, 6.3004% 8/15/2041 (b)(c)(d)	100,000	100,172
TOTAL UNITED STATES		7,830,077
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $7,843,869)		7,830,077

U.S. Government Agency - Mortgage Securities - 14.6%
	Principal Amount (a)	Value ($)
UNITED STATES - 14.6%
Fannie Mae Mortgage pass-thru certificates 1.5% 12/1/2035	14,815	13,023
Fannie Mae Mortgage pass-thru certificates 1.5% 2/1/2036	14,967	13,158
Fannie Mae Mortgage pass-thru certificates 1.5% 3/1/2036	16,376	14,356
Fannie Mae Mortgage pass-thru certificates 1.5% 4/1/2036	16,243	14,239
Fannie Mae Mortgage pass-thru certificates 1.5% 4/1/2036	16,196	14,198
Fannie Mae Mortgage pass-thru certificates 1.5% 6/1/2036	16,805	14,689
Fannie Mae Mortgage pass-thru certificates 1.5% 6/1/2036	17,311	15,132
Fannie Mae Mortgage pass-thru certificates 1.5% 7/1/2036	17,094	14,942
Fannie Mae Mortgage pass-thru certificates 1.5% 8/1/2036	17,390	15,201
Fannie Mae Mortgage pass-thru certificates 1.5% 9/1/2036	18,104	15,825
Fannie Mae Mortgage pass-thru certificates 2% 10/1/2035	231,635	209,339
Fannie Mae Mortgage pass-thru certificates 2% 2/1/2042	439,765	372,407
Fannie Mae Mortgage pass-thru certificates 2.5% 12/1/2036	197,127	183,096
Fannie Mae Mortgage pass-thru certificates 3% 9/1/2030 (f)(g)	210,608	203,822
Fannie Mae Mortgage pass-thru certificates 6% 7/1/2054	97,267	98,607
Freddie Mac Gold Pool 1.5% 1/1/2036	14,567	12,806
Freddie Mac Gold Pool 1.5% 11/1/2035	18,974	16,680
Freddie Mac Gold Pool 1.5% 2/1/2036	14,872	13,074
Freddie Mac Gold Pool 1.5% 4/1/2036	16,856	14,776
Freddie Mac Gold Pool 1.5% 5/1/2036	17,258	15,086
Freddie Mac Gold Pool 1.5% 6/1/2036	17,350	15,166
Freddie Mac Gold Pool 1.5% 7/1/2036	16,935	14,803
Freddie Mac Gold Pool 2% 10/1/2035	231,380	209,109
Uniform Mortgage Backed Securities 2% 12/1/2039 (h)	450,000	403,488
Uniform Mortgage Backed Securities 4.5% 12/1/2039 (h)	1,050,000	1,037,942
Uniform Mortgage Backed Securities 5% 12/1/2039 (h)	900,000	901,898
Uniform Mortgage Backed Securities 5.5% 12/1/2054 (h)	500,000	499,297
TOTAL UNITED STATES		4,366,159
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $4,345,238)		4,366,159

U.S. Treasury Obligations - 1.6%
	Yield (%) (i)	Principal Amount (a)	Value ($)
US Treasury Notes 4.125% 10/31/2029	4.19	280,000	280,416
US Treasury Notes 4.25% 11/15/2034	4.38	80,000	80,362
US Treasury Notes 4.375% 5/15/2034	4.28	130,000	131,767
TOTAL U.S. TREASURY OBLIGATIONS (Cost $489,308)			492,545

Money Market Funds - 3.0%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (j) (Cost $904,955)	4.64	904,774	904,955

Purchased Swaptions - 0.4%
	Expiration Date	Notional Amount	Value ($)
Put Swaptions - 0.0%
Option on an interest rate swap with Bank of America NA to pay annually a fixed rate of 3.14% and receive annually a floating rate based on US SOFR Index, expiring September 2035	9/12/25	200,000	11,044
Option on an interest rate swap with Bank of America NA to pay annually a fixed rate of 3.805% and receive annually a floating rate based on US SOFR Index, expiring November 2034	11/05/29	300,000	11,151
Option on an interest rate swap with Citibank NA to pay annually a fixed rate of 3.79% and receive annually a floating rate based on US SOFR Index, expiring November 2034	11/05/29	200,000	7,470
Option on an interest rate swap with JPMorgan Chase Bank NA to pay annually a fixed rate of 3.92% and receive annually a floating rate based on US SOFR Index, expiring November 2034	11/20/29	400,000	14,220
Option on an interest rate swap with Goldman Sachs Bank USA to pay annually a fixed rate of 3.455% and receive annually a floating rate based on US SOFR Index, expiring August 2034	8/29/29	200,000	8,467
Option on an interest rate swap with Goldman Sachs Bank USA to pay annually a fixed rate of 3.1415% and receive annually a floating rate based on US SOFR Index, expiring September 2035	9/15/25	100,000	5,525
Option on an interest rate swap with Morgan Stanley Capital Services LLC to pay annually a fixed rate of 3.87% and receive annually a floating rate based on US SOFR Index, expiring November 2034	11/07/29	300,000	10,820

TOTAL PUT SWAPTIONS			68,697
Call Swaptions - 0.4%
Option on an interest rate swap with Bank of America NA to receive annually a fixed rate of 3.14% and pay annually a floating rate based on US SOFR Index, expiring September 2035	9/12/25	200,000	2,650
Option on an interest rate swap with Bank of America NA to receive annually a fixed rate of 3.805% and pay annually a floating rate based on US SOFR Index, expiring November 2034	11/05/29	300,000	12,762
Option on an interest rate swap with Citibank NA to receive annually a fixed rate of 3.79% and pay annually a floating rate based on US SOFR Index, expiring November 2034	11/05/29	200,000	8,430
Option on an interest rate swap with JPMorgan Chase Bank NA to receive annually a fixed rate of 3.92% and pay annually a floating rate based on US SOFR Index, expiring November 2034	11/20/29	400,000	18,074
Option on an interest rate swap with Goldman Sachs Bank USA to receive annually a fixed rate of 3.455% and pay annually a floating rate based on US SOFR Index, expiring August 2034	8/29/29	200,000	6,949
Option on an interest rate swap with Goldman Sachs Bank USA to receive annually a fixed rate of 3.1415% and pay annually a floating rate based on US SOFR Index, expiring September 2035	9/15/25	100,000	1,342
Option on an interest rate swap with Morgan Stanley Capital Services LLC to receive annually a fixed rate of 3.87% and pay annually a floating rate based on US SOFR Index, expiring November 2034	11/07/29	300,000	13,168

TOTAL CALL SWAPTIONS			63,375
TOTAL PURCHASED SWAPTIONS (Cost $131,677)			132,072

TOTAL INVESTMENT IN SECURITIES - 112.7% (Cost $33,670,403)	33,686,599
NET OTHER ASSETS (LIABILITIES) - (12.7)%	(3,811,649)
NET ASSETS - 100.0%	29,874,950

TBA Sale Commitments
	Principal Amount (a)	Value ($)
U.S. Government Agency - Mortgage Securities
Uniform Mortgage Backed Securities 4.5% 12/1/2039	(100,000)	(98,852)

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES		(98,852)

TOTAL TBA SALE COMMITMENTS (Proceeds $98,063)		(98,852)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Interest Rate Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	1	Mar 2025	111,188	1,514	1,514
CBOT 2-Year U.S. Treasury Note Contracts (United States)	17	Mar 2025	3,503,859	9,666	9,666
CBOT Long Term U.S. Treasury Bond Contracts (United States)	2	Mar 2025	239,000	6,410	6,410

TOTAL PURCHASED					17,590

Sold

Interest Rate Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	6	Mar 2025	645,609	(4,274)	(4,274)

TOTAL FUTURES CONTRACTS					13,316
The notional amount of futures purchased as a percentage of Net Assets is 12.8%
The notional amount of futures sold as a percentage of Net Assets is 2.2%

Credit Default Swaps
Underlying Reference	Rating(2)	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(3)(1)	Value ($)(2)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Sell Protection
Custom Index Swap on Cmbx Aaa Cdsi S17 Prc Corp	NR	Dec 2056	Goldman Sachs & Co LLC	0.5%	Monthly	100,000	(1,729)	2,495	766
Custom Index Swap on Cmbx Aaa Cdsi S16 Prc Indx	NR	Apr 2065	Goldman Sachs & Co LLC	0.5%	Monthly	100,000	(1,289)	1,941	652
Custom Index Swap on Cmbx Aaa Cdsi S15 Prc Indx	NR	Nov 2064	Citigroup Global Markets Ltd	0.5%	Monthly	100,000	(792)	1,517	725
Custom Index Swap on Cmbx Aaa Cdsi S17 Prc Corp	NR	Dec 2056	Citigroup Global Markets Ltd	0.5%	Monthly	150,000	(2,593)	3,394	801
Custom Index Swap on Cmbx Aaa Cdsi S17 Prc Corp	NR	Dec 2056	Citigroup Global Markets Ltd	0.5%	Monthly	100,000	(1,729)	2,076	347
Custom Index Swap on Cmbx Aaa Cdsi S16 Prc Indx	NR	Apr 2065	Citigroup Global Markets Ltd	0.5%	Monthly	100,000	(1,289)	1,572	283
Custom Index Swap on Cmbx Aaa Cdsi S17 Prc Corp	NR	Dec 2056	Citigroup Global Markets Ltd	0.5%	Monthly	200,000	(3,457)	4,172	715

TOTAL CREDIT DEFAULT SWAPS							(12,878)	17,167	4,289

(1)Notional amount is stated in U.S. Dollars unless otherwise noted.

(2)Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

(3)The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

Interest Rate Swaps
Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount(3)	Value ($)	Upfront Premium Received/ (Paid) ($)(2)	Unrealized Appreciation/ (Depreciation) ($)
UNITED STATES SOFR SECURED OVERNIGHT FINL RATE INDX(4)	Annual	3.75%	Annual	LCH	Dec 2029	310,000	9,991	0	9,991
UNITED STATES SOFR SECURED OVERNIGHT FINL RATE INDX(4)	Annual	3.75%	Annual	LCH	Dec 2027	1,120,000	10,289	0	10,289
UNITED STATES SOFR SECURED OVERNIGHT FINL RATE INDX(4)	Annual	3.75%	Annual	LCH	Dec 2031	102,000	4,056	0	4,056
UNITED STATES SOFR SECURED OVERNIGHT FINL RATE INDX(4)	Annual	3.75%	Annual	LCH	Dec 2034	61,000	2,872	0	2,872
UNITED STATES SOFR SECURED OVERNIGHT FINL RATE INDX(4)	Annual	3.75%	Annual	LCH	Dec 2044	50,000	(440)	0	(440)
TOTAL INTEREST RATE SWAPS							26,768	0	26,768

(1)Swaps with LCH Clearnet Group (LCH) are centrally cleared swaps.

(2)Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

(3)Notional amount is stated in U.S. Dollars unless otherwise noted.

(4)Represents floating rate.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $14,436,838 or 48.3% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f)	Security or a portion of the security was pledged to cover margin requirements for centrally cleared swaps. At period end, the value of securities pledged amounted to $61,668.
(g)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $69,223.
(h)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund	138,899	8,791,339	8,025,283	11,788	-	-	904,955	0.0%
Total	138,899	8,791,339	8,025,283	11,788	-	-	904,955

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities.  U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices.  Asset-Backed Securities, Collateralized Mortgage Obligations, Commercial Mortgage Securities and U.S. Government Agency - Mortgage Securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices.  When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Options traded over-the-counter are valued using service or broker-supplied valuations and are categorized as Level 2 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates and/or potential credit events.

Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A centrally cleared swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Interest Rate Swaps: Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.